咨询与服务协议

Consultation and Service Agreement

本咨询与服务协议（以下简称“本协议”）由以下各方于 2017 年 12 月 14 日在中国山东省临沂市莒南县签署：

This Consultation and Services Agreement (the "Agreement") is entered into as of December 14, 2017 in Junan County, Linyi, Shandong, China between the following two parties:

甲方： **山东绿色乐园食品有限公司**

地址： 莒南县文疃镇开发区

Party A: Shandong Greenpia Foodstuff Co., Ltd.

Address: Development District, Wentuan Town, Junan County, Shandong, China

乙方： **绿润食品（深圳）有限公司**

地址： 深圳市南山区蛇口街道南海大道以西美年广场 1 栋 1104F

Party B: Lorain Foodstuff (Shenzhen) Co., Ltd.

Address: 1104F, Building 1, Meinian Plaza, West Nanhai Avenue, Shekou Street, Nanshan District, Shenzhen, Guangdong, China

鉴于：

Whereas,

1. 甲方是一家在中国注册的中外合资企业，拥有提供管理和咨询服务的必要资源；

   Party A is a sino-foreign joint venture established in China, and has the necessary resources to provide management and consulting services;

2. 乙方是一家在中国注册的内资公司，经营过程中需要甲方为其提供支持与服务；

   Party B is a company with exclusively domestic capital registered in China and needs Party A's support and services during its business.

基于上述，甲乙双方通过友好协商，特同意如下条款，以兹共同遵守：

NOW THEREFORE, through friendly consultation, Party A and Party B hereby agree to enter into and perform this Agreement.

第一条 管理咨询和服务

MANAGEMENT CONSULTING AND SERVICES

1. 甲方同意依照本协议的条款和条件向乙方提供资金、人力、管理和知识产权等方面的支持和技术服务，乙方同意依照本协议的条款和条件接受甲方提供的支持和服务，甲方提供的管理咨询与服务的具体内容如下：

   Party A hereby agrees to provide consultation and services to Party B in the area of fund, human, management and intellectual properties, and Party B hereby agrees to accept such management consultation and services in accordance with the terms and conditions under this Agreement. The management consultation and services provided by Party A include:

   (1) 为乙方员工提供培训及支持；

   be responsible for providing training and support to the staff of Party B;

   (2) 为乙方提供市场营销方面的咨询服务；

   be responsible for providing consultation services regarding the marketing of Party B;

   (3) 提供和管理、运行与乙方业务相关的咨询服务和协助；

   be responsible for providing general advice and assistance relating to the management and operation of Party B's business;

   (4) 提供乙方业务所需要的其他相关的支持与服务。

   be responsible for providing other consultation and services which are necessary for Party B's businesses.

2. 乙方应当为甲方完成前述工作提供适当的配合，包括但不限于负责提供相关数据、提供所需的咨询要求、说明等。

   Party B shall provide appropriate assistance to Party A for its work, including but not limited to providing the relevant data, requirement and directions.

3. 本协议有效期限为三十年。双方同意，在本协议期满前，甲方有权以书面通知的方式延长本协议的期限，乙方必须无条件地同意该延期。若乙方经营期限需延长时，除非甲方事先书面通知另行指示，乙方应尽最大努力更新营业执照并延长其经营期限。

The term of this Agreement is thirty (30) years. The Parties agree that, this Agreement can be extended only if Party A gives its written consent of the extension of this Agreement before the expiration of this Agreement and Party B shall agree with this extension without reserve. If Party B's operation term is required to extended, Party B shall use its best efforts to renew its business license and extend its operation term until and unless otherwise instructed in Party A's prior written notice.

4. 甲方是向乙方提供本协议项下咨询与服务的独家提供者；除非甲方事先书面同意，乙方不得接受任何第三方提供的与甲方服务相同或相类似的其他服务，并不得与任何第三方就本协议所述事项建立任何类似的合作关系。双方同意，甲方可以指定其他方为乙方提供本协议约定的服务和/或支持。

Party A is the exclusive consultation and services provider of Party B; Party B shall not utilize third party to provide services which are same as or similar with Party A's services and shall not establish similar corporation relationship with any third party regarding the matters contemplated by this Agreement without the prior written consent of Party A. Party A may appoint other parties to provide Party B with the consultations and/or services under this Agreement.

第二条 服务费

SERVICES FEES

甲乙双方同意，作为本协议第 1 条第 1 款项下甲方向乙方提供的管理和咨询服务的对价，乙方应向甲方支付服务费，服务费的数额及支付方式详见本协议附件。该附件可根据双方商议并根据实施情况进行修改。

The Parties agree that, Party B shall pay relevant services fees to Party A which shall be determined according to the Appendix of this Agreement. This Appendix can be amended by the Parties in considering the circumstances.

第三条 知识产权和保密

INTELLECTUAL PROPERTY AND CONFIDENTIALITY

1. 除非双方另行书面约定，甲方对履行本协议而产生的任何知识产权包括但不限于著作权、专利权、技术秘密、商业机密及其他，无论是由甲方还是由乙方开发的，均享有独占的和排他的权利和利益。乙方须签署所有适当的文件，采取所有适当的行动，递交所有的文件和/或申请，提供所有适当的协助，以及做出所有其他依据甲方的自行决定认为是必要的行为，以将任何对该等知识产权的所有权、权利和权益赋予甲方，和/或完善对甲方此等知识产权权利的保护。双方同意，不论本协议是否变更、解除或终止，本条款将持续有效。

Unless otherwise stipulated in writing by the Parties, Party A shall be the sole and exclusive owner of all rights and interests to any and all intellectual property rights arising from the performance of this Agreement, including, but not limited to, any copyrights, patent, know-how and otherwise, whether developed by Party A or Party B. Party B shall execute all appropriate documents, take all appropriate actions, submit all filings and/or applications, render all appropriate assistance and otherwise conduct whatever is necessary as deemed by Party A in its sole discretion for the purposes of vesting any ownership, right or interest of any such intellectual property rights in Party A, and/or perfecting the protections for any such intellectual property rights in Party A. The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

2. 为本协议之目的，秘密信息一词包括但不限于下列信息：本协议一方提供给另一方的技术的开发、设计、研究、生产、制造、维修有关的技术信息、资料、方案、图纸、数据、参数、标准、软件、电脑程序、网络设计资料；双方为本协议目的而签署的任何合同、协议、备忘录、附件、草案或记录（包括本协议）；以及本协议一方为本协议之目的而给予对方的在提供时说明应予保密的任何信息。一旦本协议终止，乙方应将载有保密信息的任何文件、资料或软件，按甲方要求归还甲方，或予以自行销毁，并从任何有关记忆装置中删除任何保密信息，并且不继续使用这些保密信息。

For the purpose of this Agreement, Confidential Information includes, but not limited to, (i) technical information, materials, program, drawing, data, parameter, standard, software, computer program, web design in connection with the development, design, research, produce and maintenance of technology disclosed by one Party to the other Party; (ii) any contracts, agreement, memo, annexes, draft or record (including this Agreement) entered into by the Parties for the purpose of this Agreement; and (iii) any information designated to be proprietary or confidential when it is disclosed by one Party to the other Party. Upon termination or expiration of this Agreement, Party B shall, return all and any documents, materials or software contained any of such Confidential Information to Party A or destroy it, delete all of such Confidential Information from

memory devices, and cease to use them.

3. 除非事先得到本协议另一方的书面同意，一方不得将秘密信息以任何方式泄露给任何第三方。

Any Party shall not disclose any Confidential Information to any third party in any way without the other Party's prior written consent.

4. 协议双方仅可向必须知晓该信息的职员、代理人或顾问披露保密信息，该职员、代理人应至少按照本协议第三条相同的限制程度接受保密义务的约束。

The Parties may disclose Confidential Information solely to its employees, agents or consultant who must know such information, subject to such employees, agents or consultant being bound by confidentiality obligations at least as restrictive as this Section 3.

5. 尽管有上述规定，保密信息不应包括以下信息：

Notwithstanding the foregoing, Confidential Information shall not be deemed to include the following information:

(1) 公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；或

is or will be in the public domain (other than through the receiving Party's unauthorized disclosure); or

(2) 根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；在此等情况下，接受保密信息的一方应及时通知另一方，并应采取合理及合法的措施减少披露的范围。

is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities, in which case the receiving Party will promptly notify the disclosing Party, and will take reasonable and lawful steps to minimize the extent of the disclosure.

6. 协议一方违反本条款的规定，应当赔偿对方的损失。

Any Party breaching confidentiality obligations under this Section shall indemnity all losses of the other Party.

第四条 陈述与保证

REPRESENTATIONS AND WARRANTIES

1. 甲方陈述和保证如下：

Party A hereby represents and warrants as follows:

(1) 甲方是按照中国法律合法注册并有效存续的中外合资企业。

Party A is a sino-foreign joint venture legally registered and validly existing in accordance with the laws of China.

(2) 甲方已采取所有必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署和履行本协议；甲方对本协议的签署和履行并不违反法律法规的明确规定。

Party A has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution and performance of this Agreement. Party A's execution and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party A.

(3) 本协议构成对甲方合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party A's legal, valid and binding obligations, enforceable in accordance with its terms.

2. 乙方陈述和保证如下：

Party B hereby represents and warrants as follows:

(1) 乙方是按照中国法律合法注册且有效存续的公司，乙方获得从事主营业务所需的政府许可、牌照，具有独立的法人资格；具有完全、独立的法律地位和法律能力签署、交付并履行本协议，可以独立地作为一方诉讼主体。

Party B is a company legally registered and validly existing in accordance with the laws of China and has obtained the relevant permit and license for engaging in its business in a timely manner. It has independent legal person status, and has full and independent civil and legal capacity to execute, deliver and perform this Agreement. It can sue and be sued as a separate entity;

(2) 乙方已采取所有必要的公司行为，获得必要的授权，并取得第三

方和政府部门的同意及批准（若需）以签署和履行本协议；乙方对本协议的签署和履行并不违反法律法规的明确规定。

Party B has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution and performance of this Agreement. Party B's execution and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party B.

(3) 本协议构成对乙方合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party B's legal, valid and binding obligations, enforceable in accordance with its terms.

第五条 违约责任

LIABILITY FOR BREACH OF AGREEMENT

1. 双方同意并确认，任何一方违反本协议的规定，或未履行本协议项下的任何一项义务，即构成本合同项下的违约，守约方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在守约方书面通知违约方并提出补正要求后 30 天内仍未补正或采取补救措施的，则守约方有权自行决定：（1）终止本协议，并要求违约方给予全部的损害赔偿；或者（2）要求强制履行违约方在本协议项下的义务，并要求违约方给予全部的损害赔偿。

   The Parties agree and confirm that, if either Party is in breach of any provisions herein or fails to perform its obligations hereunder, such breach or failure shall constitute a default under this Agreement, which shall entitle the non-defaulting Party to request the defaulting Party to rectify or remedy such default with a reasonable period of time. If the defaulting Party fails to rectify or remedy such default within the reasonable period of time or within 30 days of non-defaulting Party's written notice requesting for such rectification or remedy, then the non-defaulting Party shall be entitled to elect any one of the following remedial actions: (a) to terminate this Agreement and request the defaulting Party to fully compensate its losses and damages; (b) to request the specific performance by the defaulting Party of its obligations hereunder and request the defaulting Party to fully compensate all losses and damages of the non-defaulting Party.

2. 本协议当事人对违约方违约行为的弃权仅以书面形式作出方为有效。当事人未行使或迟延行使其在本协议项下的任何权利或救济不

构成该当事人的弃权；部分行使权利或救济亦不应阻碍其行使其他权利或救济。

No waiver of rights in respect of any default hereunder shall be valid unless it was made in writing. Any failure to exercise or delay in exercising any rights or remedy by any Party under this Agreement shall not be deemed as a waiver of such Party. Any partial exercise of any right or remedy shall not affect the exercise of any other rights and remedies.

3. 虽然 5.1 条规定，双方同意并确认，乙方在任何情况下，均不得以任何理由要求终止本合同，除非法律另有规定或甲方事先书面同意。

Notwithstanding Clause 5.1 above, the Parties agree and confirm that in no circumstance shall Party B early terminate this Agreement unless the applicable law provides otherwise or it has obtained the prior written consent of Party A.

4. 本条规定的效力不受本协议终止或解除的影响。

The validity of this Section shall not be affect by the suspension or termination of this Agreement.

第六条 不可抗力

FORCE MAJEURE

1. 本协议项下不可抗力系指：地震、战争等无法预见、无法控制和无法避免的情况。

In this Agreement, "Force Majeure" will mean war, earthquake and other events which are unforeseen, inevitable and beyond the control of the Party.

2. 本协议当事人因受不可抗力的影响而不能继续履行本协议，应免于承担相应的责任，但应在不可抗力的影响消除后继续履行。

If the Force Majeure causes any one party to the Agreement the impossibility to further perform this Agreement, the Parties agree that the suffering party will waive any liability to the other party for any loss that result from any such Force Majeure, provided that the suffering party shall continue to perform this Agreement after the Force Majeure.

第七条 协议变更与终止

AMENDMENT AND TERMINATION

1. 任何有关本协议的变更需经双方书面签署。否则，任何有关本协议的变更不得约束协议双方。

   Any amendment of this Agreement shall come into force only after a written agreement is signed by both Parties.

2. 本协议有效期内，除非甲方对乙方有重大过失或存在欺诈行为，乙方不得提前终止本协议。尽管如此，甲方可在任何时候通过提前 30 天向乙方发出书面通知的方式终止本协议。

   During the term of this Agreement, unless Party A commits gross negligence, or a fraudulent act, against Party B, Party B shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A shall have the right to terminate this Agreement upon giving 30 days' prior written notice to Party B at any time.

3. 在本协议期限内，若甲乙任何一方进入清算程序（无论是否自愿），或被政府主管部门禁止营业，协议另一方有权要求解除本协议。解除通知自发出之日起生效。

   During the term of this Agreement, if any Party is going into liquidation (either voluntary or compulsory), or is prohibited to conduct business by the governmental authority, the other Party shall be entitled to terminate this Agreement. The termination notice shall come into force upon the notice is sent.

4. 协议的变更及解除不影响当事人要求损害赔偿的权利。因变更或解除协议造成协议一方遭受损失的，除依法可以免除责任的以外，应由责任方负责赔偿。

   The amendment and termination of this Agreement shall not affect the exercise of any other remedies under this Agreement. Except when it may be exempted from liability according to law, the Party that is held responsible shall compensate the other Party for all losses and damages thus caused by such amendment or termination.

第八条 法律适用和争议解决

GOVERNING LAW AND DISPUTE RESOLUTION

1. 本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, interpretation, performance, amendment, termination and dispute resolution shall be governed by the law of the People's Republic of China.

2. 一切因执行本协议或与本协议有关的争执，应由双方通过友好方式协商解决。如经协商不能得到解决时，应提交位于深圳的中国国际经济贸易仲裁委员会华南分会，根据提交仲裁时中国国际经济贸易仲裁委员会的仲裁规则进行仲裁，仲裁地点在深圳，仲裁语言为中文。仲裁裁决是终局性的，对各方均由约束力。

In the event of any dispute with respect to this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the Southern China Commission of China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shenzhen， and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

3. 因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

第九条 通知

NOTICES

1. 本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

(1) 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在签收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of acceptance or refusal at the address specified for notices.

2. 为通知的目的，双方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方： 山东绿色乐园食品有限公司

Party A: Shandong Greenpia Foodstuff Co., Ltd.

地址： 莒南县文疃镇开发区

Address: Development District, Wentuan Town, Junan County, Shandong, China

收件人 Attn： 郑守江

电话 Phone：0539-7317959

乙方： 绿润食品（深圳）有限公司

Party B: Lorain Foodstuff (Shenzhen) Co., Ltd.

地址： 深圳市南山区蛇口街道南海大道以西美年广场 1 栋 1104F

Address: 1104F, Building 1, Meinian Plaza, West Nanhai Avenue, Shekou Street, Nanshan District, Shenzhen, Guangdong, China

收件人 Attn：蔡明玥

电话 Phone：13564759331

3. 任何一方变更接收通知的地址或联系人的，应按本条规定给另一方发出通知。

If any Party change its address for notices or its contact person, a notice shall be delivered to the other Party in accordance with the terms hereof.

第十条 协议的转让

ASSIGNMENT

1. 乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。

Without Party A's prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

2. 乙方在此同意，甲方可以在其需要时向其他第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方发出书面通知，并且无需再就该等转让征得乙方的同意。

Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

第十一条 附则

MISCELLANEOUS

1. 本协议自双方签署盖章之日起生效。

This Agreement shall become effective upon and from the date on which it is signed by the authorized representative and seal of each Party.

2. 双方可以书面协议方式对本协议作出修改和补充。经过双方签署的有关本协议的修改协议和补充协议是本协议组成部分，具有与本协议同等的法律效力。

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

3. 本协议保密条款、争议解决条款、违约责任条款在本协议解除或中止之后仍然有效。

The clauses in connection with confidentiality obligations, disputes

resolution and default responsibilities shall survive rescission or termination of this Agreement.

4. 如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

5. 本协议采用中文、英文两种文本，中文文本与英文文本具有同等法律效力，中文文本与英文文本不一致的，以中文文本为准。本协议正本一式二份，双方各持一份，各份具有相同之效力。

This Agreement shall be signed in Chinese and English language bearing the same legal effect. In the event of any inconsistency between the Chinese and English language, the Chinese version of this Agreement shall prevail. This Agreement shall have two counterparts, with each party holding one original. All counterparts shall be given the same legal effect.

[以下为签字页]

[THE SIGNATURE PAGE]

有鉴于此，双方已使得其授权的代表于文首所述日期签署了本咨询与服务协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Consultation and Service Agreement as of the date first above written.

甲方： 山东绿色乐园食品有限公司

Party A: Shandong Greenpia Foodstuff Co., Ltd.

签字：

By: ______________

姓名： 郑守江

Name: Shoujiang Zheng

职务： 法定代表人

Title: Legal Representative

乙方： 绿润食品（深圳）有限公司

Party B: Lorain Foodstuff (Shenzhen) Co., Ltd.

签字：

By: ______________

姓名： 蔡明玥

Name: Mingyue Cai

职务： 法定代表人

Title: Legal Representative

附件　关于管理和咨询服务费支付标准、方式的约定

Exhibit Provisions on the payment standard and method of management and consultation service fee

1. 甲、乙双方同意，作为本协议第 1 条第 1 款项下甲方向乙方提供的管理和咨询服务的对价，乙方应按照下述规定向甲方支付服务费：

   Both Parties agreed that Party B should pay service fee relating to Article 1, paragraph 1 to Party A based on the following terms:

(1) 基本年费

Annual Fee

乙方应每年向甲方支付相当于乙方根据美国一般公认会计准则确定的税后净利润的百分之一百(100%)，作为本协议项下管理和咨询服务的基本年费，该等基本年费按季度分四期平均支付，乙方应分别在每个季度开始之日起的十五（15）个工作日内支付至甲方指定之银行帐户。

Party B should pay 100% of net profit after tax of Party B accepted by US GAAP to Party A as the annual fee (the "Annual Fee") of management and consultation service herein. The Annual fee should be paid to the designed bank account of Party A within 15 working days after the first day of each quarter of the year.

(2) 浮动费用

Floating Charge

在上述(1)款所规定之基本年费之外，乙方应每季度根据管理和咨询服务提供的具体情况向甲方支付浮动服务费用。浮动费用应按季度支付，浮动费用不超过乙方除去基本年费后的根据美国一般公认会计准则确定的税后净利润总额。每个季度浮动费用的数额由双方考虑下述因素后商定：

Besides the Annual Fee, Party B should pay Floating Charge (the "Floating Charge"), the amount of which should not be exceed total net profit accepted by the US GAAP deducting the Annual Fee of Party B, to Party A in each quarter of the year according to management and consultation service provided by Party A. The amount of the Floating Charge should be determined by both Parties based on the following factors:

A. 甲方为乙方提供该季度支持服务所动用的雇员人数及该等雇员的资历；

The number and qualification of the employees provided by Party A for the technology support and service in a certain quarter;

B. 甲方雇员提供该季度支持服务所花费的时间；

The service time costed for the technology support and service in a certain quarter;

C. 甲方为提供该季度支持服务所进行的各项投入；

The investment made for the technology support and service in a certain quarter;

D. 甲方所提供之该季度支持服务的具体内容及其价值；

The service and the value of the service provided for the technology support and service in a certain quarter;

E. 乙方的营业收入数额。

The operation revenue of Party B.

2. 在每季度结束后 15 日内，乙方应要求甲方提供计算该季度的浮动费用所需的一切财务资料，并于每季度结束后 30 日内将浮动费用支付给甲方。如果甲乙双方对计算浮动费用之财务资料提出质疑，可委派信誉良好的独立会计师对有关资料进行审计。该审计应于正常营业时间进行，且不应影响乙方的正常业务，在此前提下乙方应予以配合。

Within 15 days of the end of each quarter, Party A should provide all the required financial information to be used to calculate (the "Financial Information") the Floating Charge on the certain quarter with Party B and should pay the Floating Charge within 30 days of the end each quarter. Both Parties can engage independent accountants with good reputation to audit on the Financial Information, if any Party has a doubt on it. The audit would be conducted during the business hour and should not be affect the normal business of Party B.

3. 如果甲方认为本附件第 1 条约定的费用数额不能适应客观情况变化而需要做出调整，乙方应在甲方提出调整费用的书面要求之日后七个工作日内积极并诚信地与甲方进行协商，以确定新的收费标准或机制。

Party B should negotiate with Party B within 7 working days after receiving the written notice regarding the adjustment of the Annual Fee or the Floating Charge from Party A.

4. 如果在乙方有义务向甲方支付服务费时，根据美国一般公认会计准则确定乙方处于亏损状态，甲方需要合并乙方的亏损，并有义务向乙方支付亏损额，以弥补其亏损。

If Party B is in a status of loss accepted by the US GAAP, Party A is obliged to absorb all the loss of Party B and to pay the amount of loss to Party B.